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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80921) of Bio-Plexus, Inc. of our report dated April 11, 1997 appearing on page F-2 of the Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 1997.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Hartford, Connecticut
April 28, 1997